UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 16, 2005

TRESTLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-23000	95-4217605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Technology, # 105 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 673-1907

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 16th , 2005, Trestle Holdings, Inc. (the “ Company ”) filed a Current Report on Form 8-K (the “ Initial Report ”) in connection with entering into and consummated an asset purchase agreement with InterScope Technologies, Inc. to acquire substantially all of the assets of InterScope Technologies, Inc. The acquisition price was 337,838 shares of unregistered Trestle common stock and cash in the amount equal to $177,928.93.

The sole purpose of this amendment is to provide the financial statements of the business acquired as required by Item 9(a) of Form 8-K.

Item 9.01. - FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of business acquired.

The required audited financial statements of InterScope Technologies, Inc. for the year ended December 31, 2004 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

99.1	Audited financial statements of InterScope Technologies, Inc. for the year ended December 31, 2004 and Report of Independent Auditors therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESTLE HOLDINGS, INC.

Date: February 24, 2006	By:	/s/ BARRY HALL
Barry Hall
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Audited financial statements of InterScope Technologies, Inc. for the year ended December 31, 2004 and Report of Independent Auditors therein.